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                  MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                    SERIES 1995-A
                   CHEVY CHASE MASTER CREDIT CARD TRUST II

RECEIVABLES


Beginning of the Month Principal Receivables:            $  2,519,651,474.09
Beginning of the Month Finance Charge Receivables:       $    101,171,812.95
Beginning of the Month Discounted Receivables:           $              0.00
Beginning of the Month Total Receivables:                $  2,620,823,287.04


Removed Principal Receivables:                           $              0.00
Removed Finance Charge Receivables:                      $              0.00
Removed Total Receivables:                               $              0.00


Additional Principal Receivables:                        $              0.00
Additional Finance Charge Receivables:                   $              0.00
Additional Total Receivables:                            $              0.00


Discounted Receivables Generated this Period:            $              0.00


End of the Month Principal Receivables:                  $  2,493,903,721.24
End of the Month Finance Charge Receivables:             $    101,691,875.06
End of the Month Discounted Receivables:                 $              0.00
End of the Month Total Receivables:                      $  2,595,595,596.30


Special Funding Account Balance                          $              0.00
Aggregate Invested Amount (all Master Trust Series)      $  2,287,000,000.00
End of the Month Transferor Amount                       $    206,903,721.24
End of the Month Transferor Percentage                                  8.30%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                               RECEIVABLES


   30-59 Days Delinquent                                 $     62,051,304.67
   60-89 Days Delinquent                                 $     40,613,645.26
   90+ Days Delinquent                                   $     56,161,756.74


   Total 30+ Days Delinquent                             $    158,826,706.67
   Delinquent Percentage                                                6.12%

Defaulted Accounts During the Month                      $     18,982,564.21
Annualized Default Percentage                                           9.04%

Principal Collections                                         284,397,497.85
Principal Payment Rate                                                 11.29%

Total Payment Rate                                                     12.51%


INVESTED AMOUNTS



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   Class A Initial Invested Amount                       $    368,000,000.00
   Class B Initial Invested Amount                       $     32,000,000.00

INITIAL INVESTED AMOUNT                                  $    400,000,000.00

   Class A Invested Amount                               $    368,000,000.00
   Class B Invested Amount                               $     32,000,000.00

INVESTED AMOUNT                                          $    400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                         15.89%
PRINCIPAL ALLOCATION PERCENTAGE                                        15.89%


MONTHLY SERVICING FEE                                    $        666,666.66

INVESTOR DEFAULT AMOUNT                                  $      3,016,329.45


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                            92.00%

   Class A Finance Charge Collections                    $      6,827,229.27
   Other Amounts                                         $              0.00

TOTAL CLASS A AVAILABLE FUNDS                            $      6,827,229.27


   Class A Monthly Interest                              $      1,992,375.00
   Class A Servicing Fee                                 $        613,333.33
   Class A Investor Default Amount                       $      2,775,023.09

TOTAL CLASS A EXCESS SPREAD                              $      1,446,497.85


REQUIRED AMOUNT                                          $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                             8.00%

   Class B Finance Charge Collections                    $        593,672.11
   Other Amounts                                         $              0.00

TOTAL CLASS B AVAILABLE FUNDS                            $        593,672.11


   Class B Monthly Interest                              $        176,476.67
   Class B Servicing Fee                                 $         53,333.33

TOTAL CLASS B EXCESS SPREAD                              $        363,862.11



EXCESS SPREAD --




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TOTAL EXCESS SPREAD                                      $      1,810,359.96


   Excess Spread Applied to Required Amount              $              0.00

   Excess Spread Applied to Class A Investor             $              0.00
   Charge Offs

   Excess Spread Applied to Class B Items                $        241,306.36

   Excess Spread Applied to Class B Investor             $              0.00
   Charge Offs

   Excess Spread Applied to Monthly Cash                 $         27,938.90
   Collateral Fee

   Excess Spread Applied to Cash Collateral              $              0.00
   Account

   Excess Spread Applied to other amounts owed           $        196,995.06
   Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                              $      1,344,119.64


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                        $      3,487,456.30


SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO           $              0.00
SERIES 1995-A

   Excess Finance Charge Collections Applied to          $              0.00
   Required Amount

   Excess Finance Charge Collections Applied to          $              0.00
   Class A Investor Charge Offs

   Excess Finance Charge Collections Applied to          $              0.00
   Class B Items

   Excess Finance Charge Collections Applied to          $              0.00
   Class B Investor Charge Offs

   Excess Finance Charge Collections Applied to          $              0.00
   Monthly Cash Collateral Fee

   Excess Finance Charge Collections Applied to          $              0.00
   Cash Collateral Account

   Excess Finance Charge Collections Applied to          $              0.00
   other amounts owed Cash Collateral Depositor

YIELD AND BASE RATE --





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   Base Rate (Current Month)                                            7.92%
   Base Rate (Prior Month)                                              7.92%
   Base Rate (Two Months Ago)                                           7.92%

THREE MONTH AVERAGE BASE RATE                                           7.92%

   Portfolio Yield (Current Month)                                     13.21%
   Portfolio Yield (Prior Month)                                       11.68%
   Portfolio Yield (Two Months Ago)                                    10.33%

THREE MONTH AVERAGE PORTFOLIO YIELD                                    11.74%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                           92.00%

   Class A Principal Collections                         $     41,581,164.12

CLASS B PRINCIPAL PERCENTAGE                                            8.00%

   Class B Principal Collections                         $      3,615,753.39

TOTAL PRINCIPAL COLLECTIONS                              $     45,196,917.51


REALLOCATED PRINCIPAL COLLECTIONS                        $              0.00


SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER        $              0.00
SERIES


CLASS A AMORTIZATION --

   Controlled Amortization Amount                        $              0.00
   Deficit Controlled Amortization Amount                $              0.00

CONTROLLED DISTRIBUTION AMOUNT                           $              0.00


CLASS B AMORTIZATION --

   Controlled Amortization Amount                        $              0.00
   Deficit Controlled Amortization Amount                $              0.00

CONTROLLED DISTRIBUTION AMOUNT                           $              0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL      $     45,196,917.51
SHARING



INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                             $              0.00

CLASS B INVESTOR CHARGE OFFS                             $              0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                  $              0.00



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PREVIOUS CLASS B CHARGE OFFS REIMBURSED                  $              0.00


CASH COLLATERAL ACCOUNT --


   Required Cash Collateral Amount                       $     52,000,000.00
   Available Cash Collateral Amount                      $     52,000,000.00


INTEREST RATE CAP PAYMENTS --


   Class A Interest Rate Cap Paymets                     $              0.00
   Class B Interest Rate Cap Paymets                     $              0.00

TOTAL DRAW AMOUNT                                        $              0.00
CASH COLLATERAL ACCOUNT SURPLUS                          $              0.00


                                                CHEVY CHASE BANK, F.S.B.,
                                                as Servicer


                                                By:  _______________________
                                                         Mark A. Holles
                                                         Vice President